SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 21, 2004

American Bank Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-23513	06-1478208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12211 Plum Orchard Drive, Suite 300, Silver Spring, MD		20904
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:   (301) 572-3740

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.               Entry into a Material Definitive Agreement.

On December 21, 2004, American Bank Holdings, Inc. (the “Company”) entered into an employment agreement with James E. Plack pursuant to which Mr. Plack will be employed as the President of the Company and as Chief Operating Officer of American Bank, a wholly-owned subsidiary of the Company.  A copy of the Employment Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Exhibits

	10.1	Employment Agreement between the Company and James E. Plack.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN BANK HOLDINGS, INC.

Date: December 27, 2004	By:	/s/ John M. Wright
John M. Wright
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Employment Agreement Between the Company and James E. Plack.